                                                                   EXHIBIT 10.16
                                                                   -------------

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED INFORMATION ON SCHEDULES A, B, D1, D2, E, F-1, F-2 AND G

                               PRINTING CONTRACT

BETWEEN:        Quebecor World, Inc.
--------        "The Printer"

AND:            General Media Communications, Inc.
----            "The Customer"

This contract is dated as of October 12, 2001 and shall become effective on September 1, 2001, and sets forth the terms and conditions by which Quebecor World, Inc. a corporation of Quebec, Canada, having its head office at 612 St. Jacques Street, Montreal Quebec, H3C 4M8 (hereinafter referred to as the "Printer"), shall supply the products and services specified hereinafter to General Media Communications Inc., a corporation of the State of New York, U.S.A., having its head office at 11 Penn Plaza, 12th Floor, New York, NY 10001, USA (hereinafter referred to as the "Customer").

                      THE PARTIES HERETO AGREE AS FOLLOWS
                      -----------------------------------

     TERMS AND CONDITIONS OF CONTRACT
     --------------------------------

1.0  WORK UNDERTAKEN
     ---------------

      1.1 Customer retains the services of the Printer to print the following publications: The U.S. Edition of Penthouse Magazine, Girls of Penthouse and Penthouse Letters (each a "Magazine"; collectively the "Magazines"), commencing with the December, 2001, editions. Printer hereby undertakes to perform all services necessary to print, bind, package and ship the Magazines on a monthly basis in accordance with the Customer's specifications as communicated in writing from time to time and as may be set forth in the schedules to this Contract. Such services shall include, but not be limited to

                   a. Preparation, CTP plate making, offset make ready, offset printing, and the furnishing of ink.
                   b. Binding and trimming.
                   c. Newsstand bundling.
                   d. Delivering F.O.B. Printer's dock
                      the copies of the Magazines to be shipped by truck or rail car. Printer shall arrange, on behalf of Customer, for contract carrier to transport the Magazines from dock, if requested by Customer, and Customer shall take payment for all such charges directly to the carrier.

          1.1.1 Notwithstanding any other actual or apparently conflicting language in this Contract

                   a. Printer agrees to produce high quality, commercially acceptable Magazines in line with the standard of quality hereinafter defined, unless defective original materials are furnished or a violation of process limitations is involved. Without limitation of the obligation of the Printer to take all its usual precaution in relation to the curing of any such defect, Printer shall use its best efforts to inform Customer of such defects in time for correction and consult with Customer on the solution to the problem of such defective materials.

               b. Countersigned, bound copies of Magazine acceptable to
                  PUBLISHER and Printer will be retained by both Customer and Printer for use as the standard of quality.

     1.2 This contract shall apply exclusively to the printed products mentioned in Section 1.1 hereof. Any other products published by the Customer, which are not included herein, shall be negotiated between the Printer and the Customer.

     1.3 Customer will supply the paper to print the Magazines in accordance with the paper usage charts, which are attached as Schedules C and H. Printer shall furnish to Customer no later than the 15th of each month a written accounting of all paper received from Customer and consumed during the previous month and all of the remaining stocks. Printer shall take a physical inventory every six months during the term of this Contract and shall promptly supply the results in writing to Customer, which may audit such inventory report at any time upon four
         (4) business days' notice to Printer. Should the paper consumption exceed that set forth in Schedules C and H, Printer shall upon completion of such accounting, at Printer's option, reimburse Customer for such excess either in kind or at the same price per pound, at a rate equal to the average cost of said paper during the accounting period. In the event of a net under consumption, Customer agrees to pay the Printer an amount equal to one-half of the cost of the paper so under consumed, computed at the same rates. The value of under consumption, if any, of one kind or weight of the paper shall be used as a credit against over consumption, if any, of other kinds/weights of paper. Printer shall store up to three months' paper requirements for the printing of the three (3) Magazines on its premises, at no cost to Customer.

     1.4 Printer agrees to produce and maintain high quality standards of reproduction consistent with industry SWOP standards. Printer shall bear the cost (including paper and ink) of make-goods caused by any error or omission attributable to Printer. Failure to correct errors within sixty (60) days after receipt of written notification, shall be considered as breach of the terms and conditions of this contract and will entitle Customer to cancel this contract on thirty (30) days' notice.

2.0  PRICE AND PAYMENT
     -----------------

     2.1 The prices set forth in Schedules A, B, D, E, F and G include CTP plate making, printing, binding, and mail preparation work and all other services necessary to produce print, bind, package and ship the three (3) Magazines as described in section 1.1.

     2.2 Customer shall be invoiced based on the number of copies ordered and delivered as described in Section 3.1.

     2.3 The price structure in Schedules A, B, D, E, F and G shall be effective on September 1, 2001 and for a period of one (1) year thereafter, except for the changes described in section 2.4.

     2.4 Should there be an increase or reduction in the price of paper, ink, labor and manufacturing, Printer may increase or reduce the prices as follows:

         2.4.1 The increase in the Customer's costs shall be no greater than the actual increase in the cost incurred by Printer.

         2.4.2 Customer shall be notified fifteen (15) days in advance.

         2.4.3 Printer shall provide all supporting documentation with the notification provided for in section 2.4.2 above.

3.0  TERMS AND CONDITIONS
     --------------------

3.1 The term of this agreement shall be five (5) years, unless sooner terminated as provided below. This agreement shall be effective beginning September 1, 2001 (effective date) and expire August 31, 2006.

3.2 Customer shall issue a purchase order for each issue including the print run, the nature of the work, the final quantities and provide shipping documentation. Customer shall issue this purchase order to the Printer no later than fifteen (15) days prior to the scheduled press run start as agreed on by the parties.

3.3 Printer shall submit one invoice for each issue. The invoice shall specify in detail satisfactory to Customer the services performed and the prices charged. The terms are net thirty (30) days. The date of the invoice will be the last day of the shipping cycle. The last day of shipping shall be five (5) working days after the ship date of the attached production schedules to Newsstand Distributors.

3.3A (a) The production schedule for the year 2001-02 is contained in Schedule
     I, attached hereto and made part hereof. The production schedule may be amended or established for subsequent years as mutually agreed upon by both parties.

     (b) Customer agrees to provide any Customer-furnished material in accordance with the schedule mutually agreed upon by the parties. Where the Customer does not adhere to the production schedule, final delivery date(s) and/or prices will be subject to re-negotiation.

3.4  Production schedules shall be prepared and approved by both parties.

3.5 Printer will store 5,000 finished copies of each of the three (3) Magazines for ninety (90) days following the on-sale date at no additional cost to Customer; thereafter, such copies shall be shipped at Customer's direction and expense to a facility designated by Customer. Failing Customer's instructions the Printer may destroy such copies but will give Customer fifteen (15) days' notice before doing so.

3.6 In furtherance and not in derogation of Printer's obligation of due care toward Customer's property, Printer shall cover by insurance the values added by Printer in the form of raw materials, labour, and overhead, against fire, extended coverage perils, vandalism, malicious mischief and sprinkler leakage. Customer will similarly insure its property while on Printer's premises. Customer will also insure its paper throughout the printing process (except waste paper). All waste paper shall become Printer's property.

3.7 Risk of loss or damage to Customer and title to the finished work shall pass to the Customer upon delivery to a common carrier F.O.B. Printer's shipping dock, or delivery into storage, whichever first occurs.

3.8 Neither the three (3) Magazines nor any material furnished by the Customer shall be subject to any lien(s) of Printer or Printer's creditors of any kind or nature whatsoever, and Printer hereby waives any rights under statute or otherwise to assert any liens on or otherwise distrain Customer's property, work in progress or the finished product. Printer will take all steps prescribed by law to protect Customer's interests as they may appear upon any levy or attempted levy by Printer's creditors on the Customer's property or any finished work or work in progress; Printer shall expeditiously seek to remove any such lien and in any event shall hold Customer entirely harmless therefrom.

3.9 Printer shall use its best efforts to keep confidential the contents of each issue of the three (3) Magazines prior to general public distribution.

3.10 Customer may terminate this agreement as to any Magazine effective on written notice if it discontinues publication of such Magazine.

3.11 Customer shall be entitled to terminate this Agreement, notwithstanding the provisions of paragraph 3.1 above:

      3.11.1 Upon written notice, if Printer consistently falls below the standard of quality required by paragraph 1.1 above as provided in paragraph 1.4 above; and subsequent to 1.1.1B.


      3.11.2 Upon the happening of an event of force majeure which prevents or substantially hinders Printer's full performance hereunder (force majeure being defined as an event the non-occurrence of which is relied upon by both parties for the performance of the contract and includes but is not limited to: strikes, war, fire, flood, Acts of God and any other unforeseen events of the same or a different nature not necessarily within the control of either party), Printer shall have the right to remove the work (as to any or all Magazines) to another facility ("Printer's Facility") provided that within three business days of the occurrence of the event of force majeure Printer provides assurances satisfactory to Customer that the work can be performed at Printer's Facility to the same quality standards and upon the same price terms as herein; failing which, Customer shall have the right to remove the work to another printer of its own choosing for the duration of the event of force majeure. If the event of force majeure continues more than forty-five (45) days, and (i) Printer has removed the work to Printer's Facility as provided above, then if Customer is satisfied with the work of Printer's Facility, Printer has the option of continuing this Agreement in full force and effect and upon all terms and conditions hereof, as to all Magazines so removed, except that the work be performed at Printer's Facility; (ii) Customer has removed the work to a printer of its own choice as provided above, then Customer may cancel this Agreement as to any or all Magazines so removed.

      3.11.3  As specified in paragraph 5.2 below.

3.12 Either party shall have the right to terminate this agreement for a material breach which remains uncured more than thirty (30) days after written notice and demand to cure is received specifying the breach; such termination shall be by written notice effective thirty (30) days after receipt; provided always that if in Customer's reasonable business judgement Printer's breach substantially impairs Customer's ability to distribute its Magazines on time Customer shall have the right immediately to move the work elsewhere as to any or all Magazines. In any event, upon termination for any cause whatsoever Printer will cooperate fully with Customer in the transition process to a new Printer.

3.13 In the event either of the parties should become insolvent or bankrupt, the other party shall be entitled to terminate this Contract on no less than thirty (30) days' written notice to the other party or to its estate or successor.

3.14 Subject to the remainder of this agreement, upon termination, Customer shall not be liable for any of the Printer's costs: (a) incurred or ordered after notice; (b) which can be cancelled at no loss to the Printer, or (c) in excess of the out-of-pocket loss to the Printer of any unused items sold to other customers or third parties or returned to suppliers. In any event, Printer's costs will only include normal manufacturing expenses.

3.15 Upon the sale of the Magazines, or any one of them, Customer will attempt to have the purchaser continue this Agreement for any unexpired term.

4.0  LIABILITY FOR CONTENT
     ---------------------

     4.1 Customer will indemnify and hold Printer harmless from and against any claims, demands, suits, actions, costs, loss or judgements, including reasonable attorneys' fees, for libel, defamation of character, copyright or trademark infringement, invasion of right of privacy or publicity, patent infringement or invasion of any other right, by any person, firm or entity against the Printer not attributable to Printer's fault and arising out of any material delivered by the Customer or supplied on its behalf to Printer and used by Printer according to Customer's instructions in producing the three (3) Magazines, provided that such indemnity shall not include consequential or exemplary damages or lost profits.

     4.2 In like manner Printer shall indemnify and hold Customer harmless from and against any claims, demands, suits, actions, costs, loss or judgements, including reasonable attorneys' fees, for libel, defamation of character, copyright or trademark infringement, invasion of right of privacy or publicity, patent infringement or invasion of any other right, by any person, firm or entity against Customer arising out of any act or omission of Printer in performing its services hereunder, provided, however that such indemnity shall not exceed the value of the contract and shall not include liability for consequential or exemplary damages or lost profits.

     4.3 No indemnification promised in sections 4.1 or 4.2 above shall be effective unless the indemnified party shall have given prompt notice of any indemnifiable claim to the indemnifying party. Thereafter the indemnifying party shall at its sole cost and expense defend the claim by counsel of its choosing reasonably acceptable to the indemnified party or at its option instruct the indemnified party to defend but at the indemnifying party's expense. Nothing herein shall prevent any indemnified party from retaining its own counsel at its own expense to advise it or to elect to defend with its own counsel but in such event such defense shall be at the indemnified party's sole expense and risk of liability. No indemnifying party shall conclude a settlement binding on an indemnified party absent the consent of the indemnified party. Should an indemnified party elect to settle or compromise any claim solely as to itself without permission of the indemnifying party, the indemnifying party shall thereafter have no further obligations toward the indemnified party.

5.0  DISPUTED INVOICES

     5.1 Customer shall not be obligated to pay any portion of any invoice, which it disputes in good faith. Customer shall have sixty (60) days from the receipt of such invoice to notify the Printer in writing of any items which it disputes and shall specify its grounds therefor. Thereafter the parties shall attempt during the next thirty (30) days to attempt to resolve the dispute among themselves in good faith. In no event shall dispute of an invoice by Customer be deemed a breach of this Contract or entitle Printer to stop or distrain work.

     5.2 Notwithstanding anything in this Contract to the contrary, Printer's continued failure, for any reason whatsoever except events of force majeure, to produce the three (3) Magazines or to produce them timely in accordance with the production schedule submitted by the Customer and agreed upon by Printer, shall entitle Customer, on thirty (30) days' notice, to terminate this Contract and take the work elsewhere. In case of events of force majeure paragraph 3.11.2 will apply.

6.0  MISCELLANEOUS

     6.1 Any amendments to or modifications of this contract or any term or condition hereof shall only be valid if in writing signed both by Printer and Customer. This Contract shall not be assigned by either party without the written consent of both parties, except that either party may assign it to a wholly owned subsidiary or to an affiliate of either party which is under its common ownership and control.

     6.2 This contract and the rights of the parties to it shall be governed by the law of the State of New York, USA, applicable to contracts made and wholly to be performed therein without regard to the conflicts of laws rules thereof. No lawsuit arising out of the execution, formation, terms, performance or breach of this Contract shall be brought except in courts physically located in New York County, New York, and the parties hereto expressly consent to the personal jurisdiction of such courts over all such litigation and all matters whatsoever relating to or arising out of this Contract. This Contract and the attached schedules contain the sole understanding and agreement of the parties concerning the subject matter hereof, all prior negotiations, conversations, understandings and agreements, whether oral or written, being merged herein.

     6.3 Notice where required shall be given to each party at its address first set forth above, or to its telefacsimile number, and shall be effective on receipt if by telefacsimile or by express service which requires a signed receipt, and otherwise three days from the date of mailing. Regular mail shall be sent first-class, postage prepaid.

7.0  SCHEDULES
     ---------

     7.1 This contract consists of this document and the following annexed schedules.

         Schedule A:                    Presswork, PENTHOUSE Magazine
         Schedule B:                    Bindery and Bundling, PENTHOUSE Magazine
         Schedule C(C-1, C-2, C-3):     Paper Consumption, PENTHOUSE Magazine
         Schedule D(D-1, D-2):          Mailing and Polybagging, GIRLS OF
                                        PENTHOUSE/PENTHOUSE LETTERS and
                                        PENTHOUSE Magazines
         Schedule E:                    Presswork, GIRLS OF PENTHOUSE/PENTHOUSE
                                        LETTERS Magazines
         Schedule F-1:                  Bindery (Perfect) and Packaging, GIRLS
                                        OF PENTHOUSE/PENTHOUSE LETTERS Magazines
         Schedule F-2:                  Bindery (Saddle Stitched) and
                                        Packaging, GIRLS OF PENTHOUSE/PENTHOUSE
                                        LETTERS Magazines
         Schedule G:                    Miscellaneous, GIRLS OF
                                        PENTHOUSE/PENTHOUSE LETTERS Magazines
         Schedule H(H-1, H-2):          Paper Consumption, GIRLS OF
                                        PENTHOUSE/PENTHOUSE LETTERS Magazines
         Schedule I:                    Production Schedules 2001/02, GIRLS OF
                                        PENTHOUSE/PENTHOUSE LETTERS/PENTHOUSE
                                        Magazines

IN WITNESS WHEREOF the parties have signed this 12 day of October, 2001.

GENERAL MEDIA COMMUNICATIONS, INC.           QUEBECOR WORLD, INC.


/s/John D. Orlando                           /s/Richard Tremblay
------------------------                     -----------------------
Name:  John D. Orlando                       Name:  Richard Tremblay
Title: Senior VP/C.F.O.                      Title: President, East Group


/s/Harold W. Halpner                         /s/Jean Labelle
------------------------                     -----------------------
Name:  Harold W. Halpner                     Name:  Jean Labelle
Title: Executive VP/Manufacturing            Title: Vice-President,East Group

                                                                               A


                         PENTHOUSE 2001 PRICE STRUCTURE
                                   PRESSWORK

       DESCRIPTION                           DESCRIPTION
COVER-4 PAGES LITHOD 4/4              INK
Coated Gloss 136#

Makeready                             4-color process (price/Mpp)
Running (price/M)                     5-color (process & 1 PMS)
Cutting Covers (price/M)                               (price/Mpp)
UV Gloss one side (price/M)           6-color (Process & 1 PMS 1 metallic)
                                                      (price/Mpp)

INSERT-6pp single gatefold 4/4        WASH UP
Gloss Coated 60#
Makeready                             Makeready-open 5th or 6th unit
Running (price/M)

TEXT-32pp signature 4/4 (2/16's)      INSERT-2pp single sheet 4/4
Gloss Coated 50#                      Gloss Coated 100#
Makeready                             Makeready
Running (price/M)                     Running (price/M)

TEXT-16pp signature 4/4 (1/16's)
Gloss Coated 50#
Makeready                             Press stop
Running (price/M)                     Paper change stop
                                      Plate change (1/0) (price/plate)

TEXT-8pp signature 4/4 (1/8's)
Gloss Coated 50#
Makeready
Running (price/M)

TEXT-4pp signature 4/4 (1/4's)
Gloss Coated 50#
Makeready
Running (price/M)


Note: Above prices include all broker fees

Issued:                            June 28, 2001

                                                                               B

                         PENTHOUSE 2001 PRICE STRUCTURE

                               BINDERY & BUNDLING

       DESCRIPTION
BINDERY - perfect binding            Makeready                     Run
13-15 sections                                                                                      /M
16-18 sections                                                                                      /M
19-21 sections                                                                                      /M
Blow-in cards supplied to our specs.                                                                /M
Bind-in cards supplied to our specs.                                                                /M
Reverse lap feed                                                                                    /M
Pocket change                                                                                       /pocket

NEWSSTAND - BUNDLING
20 copies per bundle                                                                                /M
25 copies per bundle                                                                                /M
30-35 copies per bundle                                                                             /M
40-45 copies per bundle                                                                             /M

Pack Newsstand bundles on pallets                                                                   /pallet
Newsstand Pooling (FOB Plattsburgh)                                                                 /cwt
Fuel surcharge on Pooling


Paper Handling                                                                                      /cwt





Note: Above prices include all broker fees.



Issued:                                 August 14, 2001
/ADC

                               PENTHOUSE MAGAZINE

                               PAPER CONSUMPTION

DESCRIPTION
                                                                          Per Min
Final Trim Size 8' x 10 3/4'                Rollsize       Makeready      Pounds
COVER 4 Pages 25 x 38
Supplied Coated 100# text weight              33.5"         1,568#         46,9#

PLATE CHANGES
Supplied Coated 100# text weight
- 1/C plate change                            33.5"          553#
- 4/C plate change                            33.5"         1,107#

COVER 4 pages 25 x 38
Supplied Coated 136# text weight              33.5"         2,127#         63,8#

PLATE CHANGES
Supplied Coated 136# text weight
- 1/C plate change                            33.5"          753#
- 4/C plate change                            33.5"         1,506#

GATELEG 6 pages 25 x 38
Supplied Coated 60# text weight               23,0"          457#          40,7#

BODY 25 x 38
Supplied Coated 40# text weight
- 32 pages                                    33"            920#         147,6#
- 16 pages                                    33"            824#          73,9#
- 8 pages                                     33"            911#          36,9#
- 4 pages                                     33.5"          643#          18,7#

                               PENTHOUSE MAGAZINE

                               PAPER CONSUMPTION

DESCRIPTION

                                                                              PER MAIN
FINAL TRIM SIZE 8" X 10 3/4"                ROLL SIZE        MAKEREADY         POUNDS

PLATE CHANGES
Supplied Coated 40# text weight
  - 1/C plate change                            33"             436#
  - 4/C plate change                            33"             872#

BODY 25 x 38
Supplied Coated 50# text weight
  - 32 pages                                    33"            1,050#           184,6#
  - 16 pages                                    33"            1,064#            92,3#
  - 8 pages                                     33"            1,071#            46,1#
  - 4 pages                                    33.5"            851#             23,4#

PLATE CHANGES
Supplied Coated 50# text weight
  - 1/C plate change                            33"             545#
  - 4/C plate change                            33"            1,091#

BODY 25 x 38
Supplied Coated 60# text weight
  - 32 pages                                    33"            1,259#           221,5#
  - 16 pages                                    33"            1,277#           110,7#
  - 8 pages                                     33"            1,285#            55,4#
  - 4 pages                                    33.5"           1,021#            28,1#

                                                                  C-3
                                                                  ---

                               PENTHOUSE MAGAZINE
                               PAPER CONSUMPTION


              DESCRIPTION

Final Trim Size 8" x 10 3/4"         Roll size           Makeready          Per M in Pounds

PLATE CHANGES
Supplied Coated 60#
text weight
-1/C plate change                   33"                 655#
-4/C plate change                   33"               1,309#

INSERT 2 pages 25x38
Supplied Coated  100#
text weight                         33"                1,095#                 23,1#





Issued:    August 14, 2001

                            PENTHOUSE/GIRLS/LETTERS
                                PRICE STRUCTURE
                             MAILING & POLYBAGGING

          DESCRIPTION

________________________________________________________________________________
DATA PROCESSING
________________________________________________________________________________
Processing of addresses for printing 4-up
Cheshire label, bar coded, letter carrier pre-sorted                  /M
To run start file for pooling                                         /job

To run special pressure sensitive labels for                          /M
Supplements                                                           minimum
________________________________________________________________________________
MAILING
________________________________________________________________________________
Insert one piece into poly                                            /M
Address using cheshire labels, sort, bundle & bag                     /M

Insertion of each additional piece into poly                          /M/piece
Blow-in on the Sitma (on line)                                        /M/piece

To manually address P/S labels (with return address
and permit) insertion of the piece into 9" x 12"
envelope. Seal, sort, bundle & bag                                    /M
                                                                      minimum

Supply 9" x 12" envelope                                              /M

Delivery to Plattsburgh Post Office                                   /Truck
________________________________________________________________________________
POLYBAGGING LABOUR
________________________________________________________________________________
Insert 1 piece into polybag                                           /M
To apply starburst for Mexico                                         /M
To nest supplied card into book                                       /M


PENTHOUSE MAGAZINE / GIRLS/ LETTERS

PRICE STRUCTURE - MAILING & POLYBAGGING

               DESCRIPTION
POLYBAGGING - MATERIAL

Supply plastic - 1mm - printed one color black
for Printed...in Canada -4.250MM bags (6 months)                      /M
Generic opaque - USPS approved - printed
Black/white/silver - 1.25mm
based on 1,960,000 bags - 6 months                                    /M
Printing 3 colors on clear poly - 3 different News-
stand versions - based on 1,240,000 bags -  1.25mm
(1 year + 1 year back-up for Penthouse Mag)                           /M

PRE-PRESS & PLATES
Client supplies disk with application files
We do trapping, file verification, imposition plates, digital blues and color proofs

USPS plastic
Penthouse Magazine & Penthouse Letters
Girls of Penthouse - 2 versions

Issued:                                                August 28, 2001
/ADC

                                                                               E

GIRLS OF PENTHOUSE / LETTERS OF PENTHOUSE

PRICE STRUCTURE - PRESSWORK

DESCRIPTION                                            DESCRIPTION
COVER, 4 pages Litho'd 4/4                             INK
Supplied Coated 80# or 136# text weight
Makeready                                              4 color procees /Page/M
                                                       3 color procees /Page/M
Running /M (saddle stitched)                           2 color procees /Page/M
                                                       1 color black /Page/M
Running /M (perfect bound)
Cutting /M (perfect bound)                             Metallic /Page/M
                                                       PMS color match /Page/M
UV Gloss one side /M

TEXT, 32pp signature 4/4 as 2/16's                     TEXT, 16pp signature 4/4 as 1/16's 2-out
Supplied Machine Coated 50# text weight                Supplied Machine Coated 50# text weight
Makeready                                              Makeready
Running /M                                             Running /M

TEXT, 8pp signature 4/4 as 1/8's 2-out                 TEXT, 4pp signature 4/4 as 1/4's 4-out
Supplied Machine Coated 50# text weight                Supplied Machine Coated 50# text weight
Makeready                                              Makeready
Running /M                                             Running /M

MISCELLANEOUS
Wash-up on 5th or 6th unit /unit
Plate change (1/0)
Press stop / Paper change







Note: Above prices include all broker fees

Issued: August 14, 2001

                    GIRLS of PENTHOUSE / LETTERS of PENTHOUSE
                                Price Structure
                          BINDERY (perfect) & PACKAGING

       DESCRIPTION
BINDERY-perfect binding              Makeready                     Run
6-8 sections                                                                                        /M
9-11 sections                                                                                       /M
12-14 sections                                                                                      /M
Blow-in cards supplied to our specs.                                                                /M
Bind-in cards supplied to our specs.                                                                /M
Reverse lap feed                                                                                    /M
Pocket change                                                                                       /pocket






Note: Above prices include all broker fees.



Issued:                                 August 14, 2001
/ADC

                    GIRLS of PENTHOUSE / LETTERS of PENTHOUSE
                                Price Structure
                     BINDERY (saddle stitched) & PACKAGING

       DESCRIPTION
BINDERY-saddle stitched              Makeready                     Run
7-9 sections                                                                                        /M
10-12 sections                                                                                      /M
13-15 sections                                                                                      /M
16-18 sections                                                                                      /M
Blow-in cards supplied to our specs.                                                                /M
Blind-in cards supplied to our specs.                                                                /M
Reverse lap feed                                                                                    /M
Pocket change                                                                                       /pocket






Note: Above prices include all broker fees.



Issued:                                 August 14, 2001

/ADC

                                                                              G
                                                                             ---


                    GIRLS of PENTHOUSE/LETTERS of PENTHOUSE
                                 MISCELLANEOUS


          DESCRIPTION

Paper handling                                      /cwt

NEWSSTAND-BUNDLING
20 copies per bundle                                /M
25 copies per bundle                                /M
30-35 copies per bundle                             /M
40-45 copies per bundle                             /M

Pack newsstand bundles on pallets                   /pallet
Newsstand Pooling (FOB Plattsburgh)                 /cwt
Fuel surcharge on Pooling






Note: Above prices include all broker fees.


Issued:                                 August 14, 2001
/ADC

                   GIRLS OF PENTHOUSE / LETTERS OF PENTHOUSE

                               PAPER CONSUMPTION

DESCRIPTION

                                                                              Per Min
Final Trim Size 8" x 10 1/2"                Roll size        Makeready        Pounds

COVER 4 pages - sheet size 25 x 38
Supplied Coated 80# text weight               33.5"            1,254#           38,3#

COVER 4 pages - sheet size 25 x 38
Supplied Coated 136# text weight              33.5"            2,170#           65,1#

BODY 25 x 38
Supplied Coated 40# text weight
  - 32 pages                                   33"              857#           150,6#
  - 16 pages                                   33"              868#            75,3#
  - 8 pages                                    33"              874#            37,6#

PLATE CHANGES
Supplied Coated 40# text weight
  - 1/C plate change                           33"              436#               -
  - 4/C plate change                           33"              873#               -

BODY 25 x 38
Supplied Coated 50# text weight
  - 32 pages                                   33"             1,071#          188,3#
  - 16 pages                                   33"             1,085#           94,1#
  - 8 pages                                    33"             1,092#           47,0#

PLATE CHANGES
Supplied Coated 50# text weight
  - 1/C plate change                           33"              545#               -
  - 4/C plate change                           33"             1,091#              -

Issued:  August 14, 2001

                   GIRLS OF PENTHOUSE / LETTERS OF PENTHOUSE

                               PAPER CONSUMPTION

DESCRIPTION
Final Trim Size 7 1/2" x 10 1/2"                                          Per Min
                                            Roll size      Makeready      Pounds
COVER 4 pages-sheet size 25 x 38
Supplied Coated 80# text weight               32.5"         1,217#         37,2#

COVER 4 pages-sheet size 25 x 38
Supplied Coated 136# text weight              32.5"         2,069#         63,2#

BODY 25 x 38
Supplied Coated 50# text weight
- 32 pages                                    32"           1,039#         182,3#
- 16 pages                                    32"           1,052#         91,2#
- 8 pages                                     32"           1,059#         45,6#

PLATE CHANGES
Supplied Coated 50# text weight
- 1/C plate change                            32"           528#
- 4/C plate change                            32"          1,058#


Issued:  August 14, 2001

                          THE GIRLS OF PENTHOUSE 2002

 Maps & Manuscripts      JANUARY        MARCH          MAY            SPRING         JULY           BLACK LABEL
Due 4 weeks prior to     FEBRUARY       APRIL          JUNE           SPECIAL        AUGUST           SUMMER
    4/C Due Date                                                      REARVIEW                        SPECIAL
 Cover & Pictorial
      4/C Due             10/05          11/06          12/18          1/28           3/12           4/17

   Late 4/C Due           10/12          11/15          12/27          2/01           3/18           4/24

   Balance 4/C            10/18          11/27          1/07           2/07           3/22           4/29
    Type Due

   FINAL TYPE             10/24          12/04          1/11           2/13           3/28           5/03
    DISC DUE

  CRITICAL DATE           10/31          12/11          1/17           3/20           4/04           5/09

  FINAL TYPE DISC
  SHIPS TO PRINTER        11/07          12/18          1/23           2/27           4/10           5/15

   Blues (start)          11/15          1/03           1/31           3/07           4/18           5/23

 On Press (start)         11/19          1/05           2/04           3/11           4/22           5/27

  Bindery (start)         11/24          1/06           2/09           3/16           4/27           6/01

  ON-SALE DATE            12/18          1/29           3/05           4/09           5/21           6/25

 Maps & Manuscripts      SEPTEMBER       FALL          NOVEMBER       BLACK LABEL    JANUARY
Due 4 weeks prior to      OCTOBER       SPECIAL        DECEMBER         WINTER       FEBRUARY'
    4/C Due Date                         LEGS                           SPECIAL         03
 Cover & Pictorial
      4/C Due             5/21           6/26           7/26           8/28           10/04

   Late 4/C Due           5/28           7/01           8/01           9/06           10/11

   Balance 4/C            5/31           7/09           8/08           9/12           10/18
    Type Due

   FINAL TYPE             6/07           7/15           8/15           9/19           10/24
    DISC DUE

  CRITICAL DATE           6/13           7/19           8/21           9/25           10/31

  FINAL TYPE DISC         6/19           7/24           8/27           10/02          11/06
  SHIPS TO PRINTER

   Blues (start)          6/27           8/01           9/05           10/10          11/14

 On Press (start)         7/01           8/05           9/09           10/14          11/18

  Bindery (start)         7/06           8/10           9/14           10/19          11/23

  ON-SALE DATE            7/30           9/03           10/08          11/12          12/17

  8/21/2001

                                   PENTHOUSE
                                    LETTERS    2002

Maps & Manuscripts
Due 4 weeks prior to
4/C Due Date                  JANUARY   FEBRUARY   MARCH   APRIL   MAY   JUNE   JULY   AUGUST   SEPTEMBER   OCTOBER   NOVEMBER
______________________________________________________________________________________________________________________________
Cover & Pictorial             9/18      10/15      11/15   12/12   1/07  2/05   3/05   4/02     4/30        5/17      6/13
     4/C Due

       Late                   9/25      10/19      11/19   12/17   1/14  2/12   3/12   4/09     5/07        5/24      6/20
     4/C Due

    Balance 4/C               10/02     10/26      11/27   12/20   1/22  2/19   3/19   4/16     5/14        6/04      7/09
     Type Due

  FINAL TYPE DISC             10/09     11/01      12/04    1/02   1/28  2/26   3/26   4/23     5/21        6/11      7/16
        DUE

   CRITICAL DATE              10/16     11/08      12/11    1/07   2/04  3/05   4/02   4/30     5/29        6/19      7/23

    FINAL FILMS               10/23     11/15      12/18    1/14   2/11  3/12   4/09   5/07     6/04        6/27      7/30
 SHIPS TO PRINTER

    Blues (start)             11/01     11/29       1/03    1/24   2/21  3/21   4/18   5/16     6/13        7/11      8/08

  On Press (start)            11/03     12/01       1/05    1/26   2/23  3/23   4/20   5/18     6/15        7/13      8/10

   Bindery (start)            11/06     12/04       1/06    1/29   2/26  3/26   4/23   5/21     6/18        7/16      8/13

    On-Sale Date              12/04      1/01       1/29    2/26   3/26  4/23   5/21   6/18     7/16        8/13      9/10
______________________________________________________________________________________________________________________________
      8/21/01


Maps & Manuscripts
Due 4 weeks prior to
4/C Due Date                                   DECEMBER   HOLIDAY   JANUARY 2003
________________________________________________________________________________
 Cover & Pictorial                             7/15       8/13      9/24
     4/C Due

      Late                                     7/22       8/20      10/01
    4/C Due

    Balance 4/C                                7/29       8/26      10/08
     Type Due

   FINAL TYPE DISC                             8/06       9/04      10/16
        DUE

   CRITICAL DATE                               8/13       9/12      10/23

    FINAL FILMS                                8/23       9/24      10/30
  SHIPS TO PRINTER

    Blues (start)                              9/05       10/03     11/07

  On Press (start)                             9/07       10/05     11/09

   Bindery (start)                             9/10       10/08     11/12

    On-Sale Date                               10/08      11/05     12/10
________________________________________________________________________________
      8/21/01

                                                                                                                         I-3
                                                                    PENTHOUSE 2002

                                                                                                         JUNE
                              JAN             FEB           MARCH          APRIL          MAY            POY            JULY
                                                                                                       PLAY-OFF
==================================================================================================================================
   MANUSCRIPTS DUE
  4 WEEKS PRIOR TO             8/04           8/14          10/15          11/14         12/20           1/10           2/7
    4/C DUE DATE

    EARLY OFFSET
    4/COLOR DUE                9/05          10/05          11/05          12/05          1/10           2/01           3/1

  F.O.B. & FEATURE
    4/COLOR DUE                9/10          10/12          11/09          12/12          1/17           2/08           3/6

        LATE
  OFFSET 4/COLOR DUE           9/14          10/19          11/14          12/17          1/23           2/13           3/11

 FEATURE TYPE, CARTOON
  FEATURE, HOUSECALL,          9/19          10/25          11/19          12/21          1/28           2/20           3/14
      PREVIEW

 OFFSET TYPE SHIPS TO
  COMBINE W/4/COLOR            9/24          11/01          11/27          12/27          2/01           2/25           3/19
==================================================================================================================================
   LATEST PASTE-UP
 FINAL PAGINATION DUE         10/01          11/07          11/30           1/04          2/05           3/01           3/22
       W/O O/T
==================================================================================================================================
    CRITICAL DATE             10/10          11/14          12/07           1/11          2/11           3/08           3/28
==================================================================================================================================
 PICTORIAL TYPE SHIPS         10/10          11/14          12/07           1/11          2/11           3/08           3/28
==================================================================================================================================
   AD/EDIT COMBOS
  COVER TYPE SHIPS            10/12          11/20          12/13           1/17          2/14           3/14           4/11

  OFFSET FILM SHIPS           10/18          11/26          12/19           1/23          2/20           3/20           4/17

  US BLUELINES FROM
    QUEBECOR DUE              10/25          12/06          1/03            1/31          2/28           3/28           4/25

  OFFSET ON PRESS
   COVER ON PRESS             10/27          12/06          1/05            2/02          3/02           3/30           4/27

   BINDERY STARTS             10/31          12/12          1/09            2/06          3/06           4/03           5/1
==================================================================================================================================
    ON-SALE DATE              11/27          1/08           2/05            3/05          4/02           4/30           5/28
==================================================================================================================================
 CANADIAN PAGINATION W/
     CORRECTIONS              10/22          12/4            1/2            1/29          2/26           3/25           4/30

   COVER W/O UPC &
 CARTOONS TO INTERNET         10/22          12/4            1/2            1/29          2/26           3/25           4/30

   ON-SALE PERIOD              28             28             28             28             28             28             28

     HOLIDAYS IN           LABOR DAY     COLUMBUS DAY   THANKSGIVING     HANUKKAH     MARTIN LUTHER   PRESIDENT S     PASSOVER
   PRODUCTION CYCLE      ROSH HASHANAH   THANKSGIVING     HANUKKAH       CHRISTMAS      KING DAY          DAY        GOOD FRIDAY
REDUCE DAYS ALLOWED TO     YOM KIPPUR                     CHRISTMAS     NEW YEAR S                                     EASTER
  PRODUCE THE ISSUE       COLUMBUS DAY
      10/1/01

                                                                    PENTHOUSE 2002


                             AUGUST        SEPTEMBER       OCTOBER       NOVEMBER       DECEMBER        SPECIAL        JANUARY
                                          ANNIVERSARY                                                    ISSUE         POY'03
==================================================================================================================================
   MANUSCRIPTS DUE
  4 WEEKS PRIOR TO             3/4            4/4            5/3            5/24          6/26           7/25           8/14
    4/C DUE DATE

    EARLY OFFSET
    4/COLOR DUE                3/25           4/25           5/24           6/21          7/17           8/15           9/4

  F.O.B. & FEATURE
    4/COLOR DUE                4/2            5/2            5/30           6/28          7/24           8/21           9/11

        LATE
  OFFSET 4/COLOR DUE           4/8            5/6            6/4            7/3           7/30           8/26           9/18

 FEATURE TYPE, CARTOON
  FEATURE, HOUSECALL,          4/12           5/10           6/10           7/11           8/5            9/3           9/25
      PREVIEW

 OFFSET TYPE SHIPS TO
  COMBINE W/4/COLOR            4/18           5/16           6/14           7/17           8/9            9/9           10/2
==================================================================================================================================
   LATEST PASTE-UP
 FINAL PAGINATION DUE          4/24           5/23           6/21           7/22          8/15           9/13           10/8
       W/O O/T
==================================================================================================================================
    CRITICAL DATE              5/2            5/30           6/28           7/26          8/22           9/19           10/16
==================================================================================================================================
 PICTORIAL TYPE SHIPS          5/2            5/30           6/28           7/26          8/22           9/19           10/16
==================================================================================================================================
   AD/EDIT COMBOS
  COVER TYPE SHIPS             5/9            6/7            7/5            8/1           8/28           9/25           10/23

  OFFSET FILM SHIPS            5/15           6/12           7/10           8/7            9/4           10/2           10/28

  US BLUELINES FROM
    QUEBECOR DUE               5/23           6/20           7/18           8/15          9/12           10/10          11/7

  OFFSET ON PRESS
   COVER ON PRESS              5/25           6/22           7/20           8/17          9/14           10/12          11/9

   BINDERY STARTS              5/29           6/26           7/24           8/21          9/18           10/16          11/13
==================================================================================================================================
    ON-SALE DATE               6/25           7/23           8/20           9/17         10/15           11/12          12/10
==================================================================================================================================
 CANADIAN PAGINATION W/
     CORRECTIONS               5/28           6/25           7/29           8/26          9/24            N/A            N/A

   COVER W/O UPC &
 CARTOONS TO INTERNET          5/28           6/25           7/29           8/26          9/24            N/A            N/A

   ON-SALE PERIOD              28             28             28             28             28             28             28

     HOLIDAYS IN                         MEMORIAL DAY     JULY 4TH       JULY 4TH       LABOR DAY      LABOR DAY      COLUMBUS
   PRODUCTION CYCLE                                                                                  ROSH HASHANAH      DAY
REDUCE DAYS ALLOWED TO                                                                                YOM KIPPUR    THANKSGIVING
  PRODUCE THE ISSUE                                                                                  COLUMBUS DAY
      10/1/01

                          PENTHOUSE 2002


                             FEBRUARY

========================================
   MANUSCRIPTS DUE
  4 WEEKS PRIOR TO            9/17
    4/C DUE DATE

    EARLY OFFSET
    4/COLOR DUE               10/8

  F.O.B. & FEATURE
    4/COLOR DUE               10/16

        LATE
  OFFSET 4/COLOR DUE          10/22

 FEATURE TYPE, CARTOON
  FEATURE, HOUSECALL,         10/28
      PREVIEW

 OFFSET TYPE SHIPS TO
  COMBINE W/4/COLOR           11/1
========================================
   LATEST PASTE-UP
 FINAL PAGINATION DUE         11/6
       W/O O/T
========================================
    CRITICAL DATE             11/13
========================================
 PICTORIAL TYPE SHIPS         11/13
========================================
   AD/EDIT COMBOS
  COVER TYPE SHIPS            11/20

  OFFSET FILM SHIPS           11/25

  US BLUELINES FROM
    QUEBECOR DUE              12/5

  OFFSET ON PRESS
   COVER ON PRESS             12/7

   BINDERY STARTS             12/11
========================================
    ON-SALE DATE             1/7/03
========================================
 CANADIAN PAGINATION W/
     CORRECTIONS               N/A

   COVER W/O UPC &
 CARTOONS TO INTERNET          N/A

   ON-SALE PERIOD              28

     HOLIDAYS IN          THANKSGIVING
   PRODUCTION CYCLE
REDUCE DAYS ALLOWED TO
  PRODUCE THE ISSUE
      10/1/01